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                                         EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration
Statement No. 33-49421 on Form S-3 of our report dated February 7, 1994 appearing in this Annual Report on Form 10-K of South Carolina Electric & Gas Company for the year ended December 31, 1993.





s/Deloitte & Touche
DELOITTE & TOUCHE
Columbia, South Carolina
March 15, 1994



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